MAINSTAY VP SERIES FUND, INC.

Supplement dated December 15, 2008 (“Supplement”)
to the Prospectus dated May 1, 2008 (“Prospectus”)

MainStay VP Bond Portfolio	MainStay VP Moderate Allocation Portfolio
MainStay VP Cash Management Portfolio	MainStay VP Moderate Growth Allocation Portfolio
MainStay VP Conservative Allocation Portfolio	MainStay VP Total Return Portfolio
MainStay VP Government Portfolio

This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Series Fund, Inc. (the “Fund”) regarding the above listed Portfolios, each a series of the Fund.  You may obtain copies of the Prospectus and the Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Index Name Change

Barclays Capital has changed the name of all the Lehman Brothers indices to Barclays Capital1.   Accordingly, with respect to the following Portfolios, all references to “Lehman Brothers” are hereby replaced with “Barclays Capital” when used with respect to such indices:

•	MainStay VP Bond Portfolio
•	MainStay VP Conservative Allocation Portfolio
•	MainStay VP Government Portfolio
•	MainStay VP Moderate Allocation Portfolio
•	MainStay VP Moderate Growth Allocation Portfolio
•	MainStay VP Total Return Portfolio

MainStay VP Cash Management Portfolio only:

From time to time, New York Life Investment Management LLC, the Portfolio’s Manager (“Manager”) may limit expenses of the MainStay VP Cash Management Portfolio to the extent it deems appropriate to enhance the yield of the Portfolio, or a class of the Portfolio, during periods when expenses have a significant impact on the yield of the Portfolio, or a class of the Portfolio, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Portfolio and described in the Portfolio’s prospectus. It may be revised or terminated by the Manager at any time without notice.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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1 Barclays Capital recently completed its acquisition of Lehman Brothers’ North American Investment Banking and Capital Markets businesses, and as part of the transaction, Lehman Brothers indices have become part of Barclays Capital.